UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2020

GLORY STAR NEW MEDIA GROUP HOLDINGS LIMITED

(Exact name of registrant as specified in our charter)

Cayman Islands	001-38631	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22F, Block B, Xinhua Technology Building, No. 8 Tuofangying South Road, Jiuxianqiao, Chaoyang District, Beijing, China	100016
(Address of Principal Executive Offices)	(Zip Code)

+ 86-01-87700500

(Registrant’s telephone number, including area code)

TKK Symphony Acquisition Corporation

c/o Texas Kang Kai Capital Management (Hong Kong) Limited

2039, 2/F United Center,

95 Queensway Admiralty, Hong Kong

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.0001 per share	GSMG	The NASDAQ Stock Market LLC
Warrants, each exercisable for one-half of one Ordinary Share	GSMGW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(e) On May 29, 2020 the Compensation Committee (the “Committee”) of the Board of Directors of Glory Star New Media Group Holdings Limited (the “Company”), approved the grant of the Company’s ordinary shares (“Shares”) pursuant to the terms of a Restricted Stock Bonus Grant Notice and Agreement under the Company’s 2019 Equity Incentive Plan (the “Plan”) to the following executive officers and key employees in the amounts and the vesting schedule indicated below:

Name	Position	Number of Shares
Bing Zhang	Chairman and Chief Executive Officer	760,000
Jia Lu	Director and Senior Vice President of Glory Star Media (Beijing) Co., Ltd.	230,000
Ian Lee	Chief Financial Officer	45,000
Ran Zhang	Vice President (in charge of distribution/channels/publicity/chief editor’s office), and Supervisor of Glory Star Media (Beijing) Co., Ltd.	10,000

The awards granted to the executive officers and key employees shall vest according to the following schedule: (i) 50% vests immediately on the date of grant, and (ii) 50% vests on the date that is 90 days from the date of grant, subject to each person’s continued employment. Any Shares that do not vest on the vesting date will be forfeited.

On May 29, 2020, the Board of Directors of the Company approved the amendment to the Plan to clarify that the definition of subsidiary included the Company’s variable interest entities. A copy of the Amendment No. 1 to the Glory Star New Media Group Holdings Limited 2019 Equity Incentive Plan is attached as Exhibit 10.2 and is incorporated by reference to this Form 8-K.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Form of Restricted Stock Bonus Grant Notice and Agreement under the 2019 Equity Incentive Plan
10.2	Amendment No. 1 to the Glory Star New Media Group Holdings Limited 2019 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

Glory Star New Media Group Holdings Limited

	By:	/s/ Bing Zhang
Bing Zhang Chief Executive Officer

Dated: June 01, 2020

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